SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X}  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

                       CHORUS COMMUNICATIONS GROUP, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction compute pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT



                                     [LOGO]
                                     CHORUS
                           COMMUNICATIONS GROUP, LTD.

                        CHORUS COMMUNICATIONS GROUP, LTD.
                              POST OFFICE BOX 46520
                          MADISON, WISCONSIN 53744-6520


                                   March 15, 1999


Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Chorus Communications Group, Ltd. ("Chorus") to be held on Wednesday, April 21, 1999, at 7:00 p.m., at the Marriott - Madison West, located in the Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin (see map on reverse page).

     The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. Following the business session, we will report to you on the Company's progress during the past year and receive your questions and comments concerning Chorus.

     YOUR VOTE IS VERY IMPORTANT. We hope you will take a few minutes to review the proxy statement and complete, sign and return your proxy card in the envelope provided or vote by telephone (a new service available to our shareholders in 1998) in accordance with the instructions on the enclosed proxy card, even if you plan to attend the meeting. Please note that sending us your proxy or voting by telephone will not prevent you from voting in person at the meeting should you wish to do so.

     To assist us in our preparation for refreshments following the meeting, we would appreciate your marking your proxy card in the space provided or completing the relevant vote by telephone instructions if you plan to attend the meeting.

     Thank you for your support of Chorus.

                                   Very truly yours,

                                   /s/ Dean W. Voeks

                                   Dean W. Voeks
                                   Chief Executive Officer

                     DIRECTIONS TO MARRIOTT - MADISON WEST


                             MADISON MARRIOTT WEST
                           1313 JOHN Q. HAMMONS DRIVE
                           MIDDLETON, WISCONSIN 53562
                                  608-831-2000

                            [GRAPHIC OMITTED - MAP]



TAKE EXIT 252 - GREENWAY BLVD.
OFF OF THE WEST BELTLINE FREEWAY

-------------------------------------------------------------------------
           IF YOU HAVE ANY QUESTIONS, PLEASE CALL OUR SHAREOWNER
           SERVICES NUMBER: (800) 468-9716.
-------------------------------------------------------------------------

                      CHORUS COMMUNICATIONS GROUP, LTD.
                            POST OFFICE BOX 46520
                        MADISON, WISCONSIN 53744-6520

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    WEDNESDAY, APRIL 21, 1999, 7:00P.M.

     The Annual Meeting of Shareholders of CHORUS COMMUNICATIONS GROUP, LTD., a Wisconsin corporation (the "Company"), will be held at the Marriott - Madison West, Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin, on Wednesday, April 21, 1999 at 7:00 p.m. for the following purposes:

     1. To elect two Directors to hold office until the Annual Meeting of Shareholders in 2002 and until their successors have been elected.

     2.   To  approve  the  1998  Chorus   Communications   Group,   Ltd.
          Employee Stock Purchase Plan.

     3.   To consider and transact any other  business  that may properly
          come   before   the   meeting   or   any    adjournment(s)   or
          postponement(s) thereof.

     The Board of Directors has fixed the close of business on March 10, 1999 as the record date for the determination of the shareholders of the Company entitled to notice of and to vote at the Annual Meeting of Shareholders. Each share of the Company's Common Stock is entitled to one vote on all matters presented at the Annual Meeting.
                              By order of the Board of Directors,

                              /s/ Fredrick E. Urben

March 15, 1999                Fredrick E. Urben, Secretary

------------------------------------------------------------------
                      YOUR VOTE IS IMPORTANT

     Please mark your voting choices,  sign, date and return
     your proxy card promptly in the enclosed  envelope,  or
     vote by telephone.  If you attend the meeting,  you may
     vote by ballot,  thereby  canceling  any proxy you have
     previously submitted.
------------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 21, 1999

     This Proxy Statement is being furnished to shareholders of record of Chorus Communications Group, Ltd. ("Chorus" or the "Company") as of March 10, 1999 in connection with the solicitation by the Board of Directors of Chorus of proxies for the 1999 Annual Meeting of Shareholders to be held at Marriott - Madison West, Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin on April 21, 1999 at 7:00 p.m., or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting of Shareholders. The approximate date of mailing this Proxy Statement and enclosed form of proxy to shareholders is March 15, 1999.

     As of the close of business on January 1, 1999, the Company had outstanding 5,408,606 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of record of a majority of the issued and outstanding stock entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting.

     You may revoke your proxy at any time before it is voted at the meeting by executing a later-voted proxy by telephone or mail, or by voting ballet at the meeting.

     Shares represented by duly executed proxies in the accompanying form will be voted in accordance with the instructions indicated on such proxies, and, if no such instructions are indicated thereon, will be voted in favor of the nominees for election as directors named below and for the other proposal referred to below.

     The  vote   required  for  approval  of  the  proposal   before  the
shareholders at the Annual Meeting is specified in the description of the proposal below.

     A copy of the Company's Annual Report to Shareholders for 1998 is included with this Proxy Statement.

    THE COMPANY WILL FURNISH, WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE COMPANY'S FORM 10-K REPORT (NOT INCLUDING EXHIBITS THERETO) FOR 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE SENT TO THE OFFICE OF THE SECRETARY OF CHORUS COMMUNICATIONS GROUP, LTD, P.O. BOX 46520, MADISON, WISCONSIN 53744-6520.

                   ITEM NO. 1 - ELECTION OF DIRECTORS

     The Board of Directors consists of five members. Each director is required to be a resident of the State of Wisconsin and a shareholder of the Company. At the time of Chorus' formation in 1997, the terms of office for the directors were staggered, so that only one or two directors need be elected in any one year. Beginning in 1998, each director, when duly elected and qualified, has a term of office of three years or until his or her successor is elected and qualified.

     Under the terms of the Company's Bylaws, proposed nominees for election to the Board of Directors for terms expiring in 2000 made by shareholders must be in writing and delivered or mailed to the principal executive offices of the Company no later than November 15, 1999 for consideration by the Nominating Committee of the Board of Directors. The following information is required to be submitted for shareholder proposed nominees to Board of Directors: the name, date of birth, and address of the proposed nominee, the principal occupation of the proposed nominee for the last five years, the name and address of the nominating shareholder, and the number of shares of capital stock of the Company owned by the proposed nominee and nominating shareholder.

     Mr. G. Burton Bloch and Mr. Charles Maulbetsch are currently directors whose terms will expire at the Annual Meeting on Wednesday, April 21, 1999. Mr. Maulbetsch has been nominated for reelection. Mr. Bloch will leave the Board at the conclusion of the Annual Meeting. Ms. Carrie L. Bennett-Barndt has been nominated for election to the Board of Directors for the first time this year.

     It is intended that proxies granted by the shareholders will be voted, unless otherwise instructed on the proxy card or by telephone, in favor of electing the nominees as directors, each of whom has consented to being named in this Proxy Statement and serving if elected. If any nominee shall for any reason become unavailable for election, it is the intention of those named on the Proxy Card to vote for the election of such other person as may be designated by the Board of Directors. Each nominee for director will be elected by a plurality of the votes cast at the Annual Meeting of Shareholders. Shareholders may withhold authority to vote for any nominee(s) by entering the names of such nominee(s) in the space provided for such purpose on the proxy card or if you are voting by telephone, follow the system instructions. Proxies will be voted "for" the election of the nominees unless instructions to "withhold" votes are set forth on the proxy card or received by telephone. Withheld votes will not influence voting results. Abstentions may not be specified as to the election of directors. Broker non-votes have no effect on votes taken.

     The following table sets forth the names of the nominees and the current directors who will continue in office after the Annual Meeting, their ages as of January 1, 1999, information as to their business experience for the last five years (unless otherwise noted), and the year they first became directors of the Company.


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED.


                    NOMINEES - TERM EXPIRING IN 2002

                                                                 DIRECTOR
NAME (AGE) AND BUSINESS EXPERIENCE                                SINCE

CARRIE L. BENNETT-BARNDT (46). . . . . . . . . . . . .              -
President and Director of Bennett-Barndt Enterprises,
Inc., an operator of certain McDonald Restaurants with which she has been associated for over 9 years.

CHARLES MAULBETSCH (63). . . . . . . . . . . . . . .              1997
A Vice-President  of Middleton Community Bank from
January 1, 1995 until his retirement December 31,
1995.

               CONTINUING DIRECTOR - TERM EXPIRING IN 2000

                                                                 DIRECTOR
NAME (AGE) AND BUSINESS EXPERIENCE                                SINCE

HAROLD L. (LEE) SWANSON (60). . . . . . . . . . . . . .           1997
Chief Executive Officer, President, and Director of the
State Bank of Cross Plains with which he has been associated for more than 33 years; also a director of Madison Gas & Electric Company. Chairman of Chorus'
Compensation Committee.


              CONTINUING DIRECTORS - TERM EXPIRING IN 2001

                                                                 DIRECTOR
NAME (AGE) AND BUSINESS EXPERIENCE                                SINCE

DOUGLAS J. TIMMERMAN (58). . . . . . . . . . . . . .              1997
Chairman of the Board, President and Chief Executive
Officer of Anchor BanCorp Wisconsin Inc. with which he has been associated for more than 21 years.

DEAN W. VOEKS (56). . . . . . . . . . . . . . . . .               1997
President, Chief Executive Officer and Director of
Chorus; he has been associated with Chorus and/or its subsidiaries for more than 12 years.

                    SECURITY OWNERSHIP OF MANAGEMENT

     At January 1, 1999, each director or nominee and each executive officer named in the Summary Compensation Table and all directors and executive officers of the Company as a group beneficially owned common
stock  of  the  Company  as  listed  in  the  following   table.  To  our
knowledge, no shareholder owned 5 percent or more of the Company's outstanding common stock as of January 1, 1999.
                                    SHARES             PERCENT
NAME OF BENEFICIAL OWNER      BENEFICIALLY OWNED       OF CLASS
   Carrie L. Bennett-Barndt           940(1)             0.0%
   G. Burton Bloch                 37,746(2)             0.7%
   Howard G. Hopeman               15,318(3)             0.3%
   Charles Maulbetsch              51,000(3)             0.9%
   Harold L. (Lee) Swanson         13,741(3)             0.3%
   Douglas J. Timmerman            57,021(4)             1.1%
   Dean W. Voeks                    4,608(3)(5)          0.1%
All directors or nominees and
executive officers as a group
(10 persons)                      227,817                4.2%

FOOTNOTES
      1 Includes 440 shares of Common Stock in a corporation in which Ms. Bennett-Barndt has a pecuniary interest, voting and investment power.

      2 Common Stock in a family trust in which Mr. Bloch has a pecuniary interest, voting and investment power.

      3 Includes 10,488, 1,000, 11,030 and 2,074 shares of Common Stock in self-directed Individual Retirement Accounts, to which Messrs. Hopeman, Maulbetsch, Swanson and Voeks, respectively, have voting and investment power.

      4 Includes 45,424 shares of Common Stock in a family partnership and 2,262 shares of Common Stock in a family trust in which Mr. Timmerman has a pecuniary interest, voting and investment power; and 168 shares of Common Stock in custodial ownership form in which Mr. Timmerman has voting and investment power.

      5 Includes 300 shares of Common Stock in a Supplemental Retirement Plan to which Mr. Voeks has voting and investment power.


                  COMPLIANCE WITH SECTION 16(a) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

     Based solely on review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company notes that during 1998 all required filings were made in a timely fashion, except for Daniel J. Stein, who filed one report late relating to a sale of stock.


                    BOARD OF DIRECTORS AND COMMITTEES

     The total 1998 annual director fees that Messrs. Bloch, Maulbetsch, Swanson and Timmerman each received for serving on Chorus' Board, and any subsidiary boards was $20,000. In addition, Messrs.
Bloch and Timmerman received $5,500 and $3,400, respectively, for serving as officers of subsidiary companies. Mr. Voeks did not receive any director fees. The Chorus Board of Directors met ten times in 1998. All directors attended more than 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board in which they served.

     The Company has standing Audit and Compensation Committees.

     The members of the AUDIT COMMITTEE are Messrs. Maulbetsch and Swanson. The Audit Committee's function is to meet with management and the independent public accountants to review with them the scope and results of their audits, the Company's accounting practices, and the adequacy of the Company's internal controls. The Audit Committee held four meetings in 1998.

     The members of the COMPENSATION COMMITTEE are Messrs. Maulbetsch, Swanson and Timmerman. The Compensation Committee determines the compensation of the Chief Executive Officer and reviews compensation guidelines for all other employees. The Compensation Committee held three meetings in 1998.


                    COMPENSATION COMMITTEE INTERLOCKS
                                   AND
                          INSIDER PARTICIPATION

     Mr. Timmerman, President of Dickeyville Telephone Corporation, a Chorus subsidiary, is a member of the Compensation Committee.


                         EXECUTIVE COMPENSATION

     The following table summarizes the compensation for the fiscal years 1996, 1997 and 1998 of the Chief Executive Officer and the other executive officer whose compensation exceeded $100,000 for fiscal year 1998.


                    SUMMARY COMPENSATION TABLE


NAME AND                      ANNUAL COMPENSATION   ALL OTHER
PRINCIPAL POSITION       YEAR      SALARY    BONUS COMPENSATION(1)

Dean W. Voeks:            1998   $175,000   $40,000    $54,190
 President and Chief      1997   $150,000   $45,000    $53,690
 Executive Officer        1996   $145,000   $35,000    $53,690(2)

Howard G. Hopeman:        1998   $110,000   $25,000    $41,420
 Executive Vice President 1997   $100,500   $20,000    $39,661
 and Chief Financial      1996   $ 97,000   $15,000    $36,674
 Officer

FOOTNOTES
      1Represents the Company's matching contribution to each executive's 401(k) plan. Additionally, $44,190 and $31,970, respectively, represents the annual contributions each year for 1998, 1997 and 1996 to a nonqualified supplemental retirement plan for Mr. Voeks and Mr. Hopeman. In prior years, contributions to a nonqualified supplemental retirement plan were reported together with the defined benefit pension plan, which has been discontinued, in a separate section of the proxy statement.

      2Includes an amount paid in 1998 to adjust Company matching contribution to correct amount.

                       REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the "Committee") is composed of three independent Directors who are responsible for the setting and administering compensation, including Base Salary and Annual Bonus paid or awarded to Mr. Voeks, Chief Executive Officer of the Company. In addition, the Committee reviews the salaries of other executives, which are set by Mr. Voeks. The following report represents the actions regarding compensation paid to executives for 1998.

      The principal goal of the Chorus Communications Group, Ltd. compensation program is to pay employees, including executive officers, at levels that are:

       *  consistent  with  the  Company's  current  financial  condition,
       *  earnings and projected Consumer Price Index.
       *  reflective of individual performance and experience,
       *  competitive in the marketplace, and
       *  administered in a fair and consistent manner.

      The salary of executive officers is established within a range that considers competitive salary levels for similar sized companies. The companies considered are not the same as companies included in the performance graph new peer group in this Proxy Statement. The new peer group companies are significantly larger than Chorus with much higher compensation levels. The new peer group was created to consist of telecommunications holding companies that, although larger than Chorus, are substantially smaller than the old peer group, and serve similar rural Wisconsin markets.

      Company performance targets were set at continuing improvement in revenues, net income, earnings per share, dividends paid and market capitalization. Executive's salaries were determined by subjectively evaluating the individual's performance and experience, and the Company's performance.

      For 1998, the Company maintained a strong financial position, grew revenues, achieved net income and earnings per share equal to 1997 levels despite increased competition, and increased dividend paid. Additionally, Chorus maintained an industry leadership role in Wisconsin.

      In February 1999, the Committee reviewed Mr. Voeks 1998 salary level, adjusted it and awarded him a bonus of $40,000 for 1998. In addition to considering compensation levels for similar sized companies, the Committee referred to compensation surveys prepared by independent telephone company associations in prior years, and the Consumer Price Index.

                      Harold L. (Lee) Swanson, Chairman
                      Charles Maulbetsch
                      Douglas J. Timmerman

                    FIVE-YEAR PERFORMANCE COMPARISON

     The graph below provides an indicator of cumulative total shareholder returns for Chorus(1) as compared with the S&P 500 Stock Index, New Peer Group(2) and Old Peer Group(3). Chorus has created a new peer group that it believes is more representative of its' peers. Chorus believes that it is more appropriate to compare its market performance with a peer group consisting of telecommunications holding companies that primarily serve a similar market, and have market capitalization which is significantly less than the RBOC's (Regional Bell Holding Companies) and GTE. The performance of the Old Peer Group is displayed here for comparative purposes as required by SEC Regulations and will not be provided in the future.

                       [Line graph of data points]

                S&P 500       OLD PEER   NEW PEER
                 INDEX        GROUP        GROUP        CHORUS

1993            100            100          100           100
1994            101             96           89           116
1995            139            144           97           133
1996            171            146           84           143
1997            229            204          101           143
1998            294            299          138           132

EXPLANATION
The graph assumes $100 invested on December 31, 1993 in Chorus common stock, the S&P500 Index, New Peer Group common stock and Old Peer Group common stock. Total return assumes reinvestment of dividends.

FOOTNOTES
      1Chorus was formed on June 1, 1997 as a result of merging Mid-Plains, Inc. and Pioneer Communications, Inc. into subsidiaries of the Company. The total return for Chorus is based on the total return on ChoruS' common stock beginning June 1997 and Mid-Plains, Inc.'s common stock prior to the mergers.

      2The New Peer Group is composed of four holding companies that compete in the Company's industry segment of telecommunications services, and operate in similar markets, rural communities that include Wisconsin. The New Peer Group is comprised of: Century Telephone Enterprise; Citizens Utilities Company; Frontier Corporation and Telephone & Data Systems, Inc.

      3The Old Peer Group was composed of five RBOC's (Ameritech Corporation, Bell Atlantic Corporation, Bellsouth Corporation, SBC Communications Inc., and US West Communications Group), GTE, Alltel Corporation and Frontier Corporation.


                       MANAGEMENT CONTINUITY PLAN

     Chorus has severance pay agreements ("Agreements") with certain key employees including Messrs. Hopeman and Voeks. The purpose of the Agreements is to encourage the executive officers to continue to carry out their duties in the event of the possibility of a change in control of the Company.

     Benefits are payable under the Agreements only if a change in control has occurred and within three years after such change the executive's employment is terminated: (a) by the Company or its successor for reasons other than "cause"; or (b) voluntarily by the executive for "good reason," in each case as defined in the Agreements. The principal benefit under the Agreement is a lump-sum payment equal to 2.99 times the executive's annual compensation. Each agreement terminates on December 3, 2001, but is automatically extended annually for an additional year on December 3 of each year, commencing December 3, 2001, unless either the Company or the respective employee gives a written notice of cancellation of such automatic extension.

  ITEM NO. 2 - APPROVAL OF THE 1998 CHORUS COMMUNICATIONS GROUP, LTD.
                      EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, shareholders will be asked to approve the Chorus Communications Group, Ltd. 1998 Employee Stock Purchase Plan (the "Plan"). A copy of the Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The description below of the Plan is qualified in its entirety by reference to the complete text of the Plan. Terms not defined herein shall have the meanings set forth in the Plan.

DESCRIPTION OF PRINCIPAL FEATURES OF THE STOCK PLAN

On December 3, 1998, the Board of Directors unanimously adopted, subject to shareholder approval, the Plan, covering 250,000 shares of Common Stock. The purpose of the Plan is to provide eligible employees of the Company and certain designated subsidiaries a convenient and economical way to commence or increase their ownership of shares of the Company's common stock, and, thereby, to develop a stronger incentive to work for the continued success of the Company and its subsidiaries. The Plan will continue as long as there are unissued shares in the Plan, but may be amended or terminated by the Company at any time. It is the intention of the Company that the Plan qualifies as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code (the "IRC"). The Plan is not a qualified retirement plan under Section 401(a) of the IRC. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

The Plan is administered by a committee appointed by the Company's Board of Directors (the "Committee"). The Committee shall consist of no fewer than three (3) persons who may be either members of the Board of Directors or employees of the Company. Subject to express provisions of the Plan to the contrary, the Committee will be vested with authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan will be final and binding on all participants and all persons claiming under or through any participant.

The Committee is authorized to (1) determine if the Company should offer shares of common stock for sale to eligible employees during any given offering period; (2) accept or reject for appropriate reasons the stock subscription agreement tendered by any eligible employee during any offering period; (3) determine the maximum amount of money that may be deducted from payroll and/or contributed in cash payments during any offering period by all eligible employees collectively; (4) designate eligible employees; (5) interpret the Plan and establish rules and procedures relating to it; (6) determine the fair market value of the common stock as appropriate under the provisions set forth in the Plan; and (7) make all other determinations necessary or advisable in order to administer the Plan.

The Board has the authority to offer shares of the Company's common stock to eligible employees at a discount from the fair market value so long as the shares are not offered for less than 85% of the fair market value. The Board also has the power to make changes in the Committee or to appoint itself the administrator of the Plan at any time. The Committee and its members serve at the will of the Board and may be removed or replaced by the Board at any time.

Participation in the Plan is limited to any full or part time employee of the Company or certain of its designated subsidiaries regularly scheduled to work 20 or more hours per week, who is expected to work a minimum of 20 hours per week more than five (5) months in a calendar year, and who has completed three (3) months of employment with the Company or any of the Company's subsidiaries at the time any common stock is purchase under the Plan. Any employee who after grant of an option under the Plan has more than five percent (5%) of the voting power of the Company or five percent (5%) of the value of all shares of the Company's common stock will not be eligible to participate in the Plan. All shares issued pursuant to the Plan will be entitled to full voting and dividend rights as of the date of issuance.

An award of shares under the Plan does not create any obligation on the part of the Company or any of its subsidiaries to continue to employ any eligible employee for any specific period and does not interfere with the right of the Company or any of its subsidiaries to end any employee's employment at any time.

Eligible employees may elect to participate in the Plan at any time by completing an authorization for payroll deduction on a form provided by the Company and filing it with his/her payroll department. Eligible employees may also participate in the Plan through direct cash contributions. An eligible employee's contributions to the Plan via payroll deduction and direct cash contributions are limited to the lesser of (i) ten percent (10%) of such employee's annual compensation or (ii) $7,500.

Each participant who elects to participate in the Plan must contribute a minimum of $100 via payroll deduction or direct cash payments in each calendar quarter the participant elects to participate in the Plan.
The Company or its agent will provide each Plan participant with a statement(s) within a reasonable time following the purchase of shares under the Plan that will reflect the total amount invested, the price per share and the number of shares purchased in the most recent share purchase.

Shares of the Company's common stock purchased under the Plan may be unissued shares or reacquired shares purchased by the Company on the open market or otherwise. Participants will not be responsible for any brokerage commissions or service charges under the Plan.

A Plan participant may withdraw from the Plan at any time by giving written notice to the Secretary of the Company. Upon notification, the Secretary shall promptly refund the balance of the participant's share purchase account provided written notice of intent to withdraw is delivered to the participant's payroll department in a timely manner.
A Plan participant's rights under the Plan may not be transferred during the life of the participant and the participant's option to purchase shares may be exercised only by the participant during the participant's life. After a participant's death, the participant's rights under the Plan are terminated and his/her share purchase account under the Plan will be refunded to his/her estate. Resales of securities purchased under the Plan are not subject to any resale restrictions under the terms of the Plan.

Payroll deductions and direct cash contributions under the Plan will be made on an after-tax basis. Participants will not be taxed as a result of participation in the Plan until the time of disposition of shares acquired under the Plan or the death of the participant, provided the holding periods described below are satisfied. Participants will have a basis in their shares equal to the purchase price of the shares plus any amount that must be treated as ordinary income at the time of disposition of the shares, as described below. Any additional gain or loss realized on the disposition of shares acquired under the Plan will be capital gain or loss.

CERTAIN FEDERAL TAX CONSEQUENCES

In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the IRC, Section 423(a) requires that the participant make no disposition of the shares within two years from the date the option was granted or within one year from the date such option was exercised and the shares were transferred to him/her, whichever is later.

If a participant disposes of common stock acquired pursuant to this Plan before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the common stock on the date the shares were purchased exceeds the purchase price of the common stock on the date the common stock was purchased. The difference between the fair market value on the date the shares were purchased and the amount realized on disposition is generally treated as long-term or short-term capital gain or loss, depending on the participant's holding period in the common stock. The amount treated as ordinary income may be subject to the income tax withholding requirements of the IRC and any applicable state or local taxing jurisdictions and FICA withholding requirements. The participant will be required to reimburse the Company or its subsidiary, either directly or through payroll deduction, for all withholding taxes (e.g. federal, state and local income tax, and FICA) the participant's employer is required to pay on behalf of the participant. Prior to an early disposition, a participant is required to notify the Company of his or her intention to dispose of any such shares.

The Company will not receive any income tax deduction as a result of issuing shares pursuant to the Plan, except upon sale or disposition of shares by a participant within the above-referenced two year holding period. In such an event, the Company will be entitled to a deduction equal to the amount included as ordinary income to the participant with respect to the sale or disposition of such shares.

VOTE REQUIRED

Approval and adoption of the Plan by shareholders requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting of Shareholders. Assuming the existence of a quorum, abstentions and broker non-votes will be treated as a vote against the Plan. It is intended that proxies granted by the shareholders will be voted, unless instructed on the proxy card or by telephone, "FOR" the Plan.

     The 1998 Employee Stock Purchase Plan will be submitted to shareholders for their approval at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN.


            RECEIPT OF SHAREHOLDERS' PROPOSALS AND DIRECTOR
                  NOMINATIONS FOR NEXT ANNUAL MEETING

                SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     The date by which shareholder proposals must be received by the Company for inclusion in proxy materials relating to the 2000 Annual Meeting of Shareholders is November 15, 1999. If a shareholder intends to submit a proposal at the 2000 Annual Meeting of Shareholders which is not eligible for inclusion in the proxy materials relating to that meeting, the shareholder must do so no later than January 29, 2000. If such shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the 2000 Annual Meeting of Shareholders. The procedures for submitting a proposal are more specifically outlined in the Security Exchange Act of 1934 and the Company's bylaws.


                          OTHER BUSINESS

     The Board of Directors does not know of any business that will be presented for consideration at the Annual Meeting except as set forth above. However, if any other business is properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment in such matters.

     Upon recommendation by the Audit Committee, at Chorus' board meeting on October 21, 1998, the Board of Directors selected the accounting firm of Deloitte & Touche LLP as principal accountants for the Company for 1998. The work of Kiesling Associates LLP as principal accountants for the Registrant was terminated after the Form 10-K report for December 31, 1997 was filed with the SEC on March 31, 1998. During the two years ended December 31, 1997, and the interim period subsequent to December 31, 1997, there have been no disagreements with Kiesling Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Kiesling Associates LLP report on the financial statements for the two years ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.


     The Board of Directors has also selected Deloitte & Touche LLP to audit the consolidated financial statements of the Company and its subsidiaries for 1999. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement and will be available to respond to appropriate questions.

                         FOR THE BOARD OF DIRECTORS

                         /s/ Dean W. Voeks

March 15, 1999           Dean W. Voeks, Chief Executive Officer

                                     CHORUS
                           COMMUNICATIONS GROUP, LTD.



                                 ATTENDANCE CARD



                         ANNUAL MEETING OF SHAREHOLDERS

                        CHORUS COMMUNICATIONS GROUP, LTD.

                                 APRIL 21, 1999
                                    7:00 P.M.

                             MARRIOTT - MADISON WEST
                           1313 JOHN Q. HAMMONS DRIVE
                           MIDDLETON, WISCONSIN 53562
-------------------------------------------------------------------------------
CHORUS
COMMUNICATIONS GROUP, LTD.
ANNUAL MEETING OF SHAREHOLDERS, APRIL 21, 1999                            PROXY

The undersigned hereby appoints Harold L. (Lee) Swanson and Douglas J. Timmerman, or either of them ("Appointed Proxies"), with power of substitution to each, to vote all shares of the undersigned at the Annual Meeting of Shareholders ("Meeting") of Chorus Communications Group Ltd. to be held on Wednesday, April 21, 1999 at 7:00 p.m. CST, or at any adjournment(s) thereof.

THIS PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED AS DIRECTED. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR ITEMS 1 AND 2.

            PLEASE COMPLETE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                POSTAGE-PAID ENVELOPE UNLESS VOTING BY TELEPHONE

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                  VOTE BY TELEPHONE                         --------------------
            QUICK * * * EASY * * * IMMEDIATE                COMPANY #
     CALL TOLL FREE * * * On a Touch Tone Telephone         CONTROL #
              1-800-240-6326 - ANYTIME                      --------------------

Your telephone vote authorizes the Appointed Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Using a touch-tone telephone, dial 1-800-240-6326. You may dial this TOLL FREE number at your convenience 7 days/week, 24 hours/day. When prompted, enter the 3 digit Company Number located in the box on the upper right hand corner of the proxy card. When prompted, enter the 7 digit NUMERICAL Control # that follows the Company Number. Follow the simple instructions to complete your vote.

Should you wish to change a previously cast vote, please re-phone in your vote. The last voting instructions received will be the vote placed with the tabulator. The deadline for telephone voting is noon (ET) one business day prior to the Annual Meeting.

             IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY.
                              THANK YOU FOR VOTING
                               PLEASE DETACH HERE
--------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. ELECTION OF DIRECTORS:
   01 Carrie L. Bennett-Barndt   [ ]Vote FOR all nominees   [ ]WITHHOLD vote
   02 Charles Maulbetsch            for a three-year term      for all nominees

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE
NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2. APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN:
   [ ]For   [ ]Against   [ ]Abstain

If any other business is brought before the Annual Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies. The undersigned ratifies that all the Appointed Proxies, or their substitutes, or anyone of them may lawfully do by virtue hereof, and revokes any proxies previously given to vote at the Annual Meeting or adjournment(s).

Please mark an (X) in the box to the right if you plan to attend the Annual
Meeting    [ ]

Address Change? Mark Box [ ]
Indicate changes below:                 Dated____________________________, 1999


                                        Signature(s) in Box
                                        Please sign exactly as name(s)appear to
                                        the left.  When signing in fiduciary or
                                        representative capacity, please add your full title. If shares are registered in more than one name, all holders must sign. If signature is for a corporation, the handwritten signature and title of an authorized officer are required, together with the full corporate name.